SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities and Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

EXCHANGE BANCSHARES, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXCHANGE BANCSHARES, INC.

237 Main Street

Luckey, Ohio  43443-0177

(419) 833-3401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 19, 2004

                                                                                                                        April 16, 2004

To the Shareholders of

Exchange Bancshares, Inc.

You are cordially invited to attend the Annual Meeting of Shareholders of Exchange Bancshares, Inc. to be held at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, on May 19, 2004 at 7:30 p.m., immediately following the 6:30 p.m. dinner for shareholders, local time, for purpose of considering and voting upon the following matters, as more fully described in the enclosed Proxy Statement.

Proposals:

     1.  Election of Directors – To elect four Class III directors to serve until the 2007 annual meeting.

     2.  Other Business – To transact such other business which may properly come before the meeting or any adjournment of it.

Shareholders of record at the close of business on April 12, 2004 will be entitled to vote the number of shares held in their names on that date.

We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person.  This proxy may be revoked prior to its exercise.

                                                                                                   By Order of the Board of Directors

                                                                                                   Victor J. Proffitt

                                                                                                   President and Chief Executive Officer

Your vote is important.  Please mark, sign, date and mail the enclosed proxy form(s) whether or not you plan to attend the Annual Meeting.  A return envelope is enclosed for your convenience.

PROXY STATEMENT

EXCHANGE BANCSHARES, INC.

237 Main Street

Luckey, Ohio  43443-0177

(419) 833-3401

                                                             ________________________________

Annual Meeting of Shareholders

May 19, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Exchange Bancshares, Inc. (at times referred to herein as the “Company”).  Proxies solicited by the board will be voted at Exchange Bancshares, Inc.’s Annual Meeting of Shareholders to be held on May 19, 2004 at 7:30 P.M. immediately following the 6:30 P.M. dinner at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio or at any adjournment or postponement thereof.  This Proxy Statement, together with the Notice of Annual Meeting Proxy, and Annual Report of Exchange Bancshares, Inc. for the fiscal year ended December 31, 2003 are first being mailed to shareholders on or about April 16, 2004.  The Annual Report is not to be treated as part of the Proxy solicitation materials or as having been incorporated herein by reference.

ACTIONS TO BE TAKEN AT THE MEETING

Shareholders will be asked to take the following actions at the meeting:

(i)

Elect four individuals to serve as directors for the term ending at the 2007 annual meeting.

(ii)

To transact any other business that may properly come before the meeting or any adjournments thereof.

RECORD DATE AND OUTSTANDING SHARES

If you were a shareholder of record at the close of business on April 12, 2004, you are entitled to vote at the annual meeting.  The Company’s outstanding stock consists solely of common stock, of which 586,644 were issued and outstanding at the close of business on the record date.

QUORUM

When represented at the annual meeting in person or by proxy, a majority of the voting power of the Company will constitute a quorum.  If a quorum is not present, a majority of the voting power present may adjourn the meeting.  At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

VOTE REQUIRED

Each outstanding share of the Company's common stock is entitled to one vote.  Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise.

A plurality of votes cast is sufficient to elect directors, meaning the individuals receiving the greatest number of votes will be elected to serve as directors.

VOTING, REVOCATION OF PROXIES AND DISCRETIONARY AUTHORITY

When your proxy is properly executed and returned to the Company, your shares will be voted at the annual meeting in accordance with your directions.  If you do not give directions, the shares will be voted FOR the election of the nominees identified herein.  The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unable to serve; (ii) matters incident to the conduct of the meeting; and (iii) any other business that may properly come before the meeting or any adjournment thereof.

You may revoke your proxy at any time before it is voted by:

*

attending the meeting and voting in person (but attendance will not by itself constitute revocation),

*

filing with the Secretary another proxy duly executed and bearing a later date, or

*

giving to the Secretary written notice of the proxy revocation at or before the meeting.

If you decide to revoke your proxy, please give written notice of revocation to the Exchange Bancshares, Inc. (addressed to:  237 W. Main St., Box 177, Luckey, Ohio  43443 Attn:  Proxy Committee).

ABSTENTIONS AND BROKER NON-VOTES

Shares represented by a proxy directing abstention on any proposal will not be voted on that proposal, but will be included in calculating the number of shares present at the annual meeting.  For the election of directors, a plurality of votes cast is sufficient to elect directors.  Abstentions and broker non-votes will therefore have no effect on the election of directors.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is being solicited by Exchange Bancshares, Inc. and the cost of soliciting proxies will be borne by the Company.  In addition to the use of the mail, proxies may be solicited personally or by telephone or facsimile by directors, officers and employees of the Company who will receive no compensation in addition to their regular compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the April 12, 2004 record date, no person owns of record or is known by the Company to be the beneficial owner of more than 5% (five percent) of the Company's common stock, except as may be indicated in the table below.  The table to follow shows the beneficial ownership of the Company's common stock on the record date by:

*

each beneficial owner of more than 5% of the Company's common stock (either directly or indirectly has or shares voting power or investment power over such security),

*

each director and director nominee and each executive officer identified in the Summary Compensation Table below, and

*

all directors and executive officers of the Company as a group.

For purposes of this table, a person is considered to beneficially own any shares over which he or she exercises sole or shared investment power or of which he or she have the right to acquire beneficial ownership within 60 days.  Unless otherwise indicated, voting power and investment power are exercised solely by the person named in the table or shared with members of his or her household.  Shares deemed outstanding for purposes of computing “Percent of Common Stock” are calculated based on 586,644 shares outstanding.  None of the principal holders has the right to acquire beneficial ownership of the Company's common stock within 60 days.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Outstanding

Joanne R. Moran 4912 Skelly Drive Toledo, OH 43623	35,695(2)	6.08%

            (1)  All shares are held of record with sole voting and investment power unless otherwise indicted.  Beneficial

                  Ownership numbers are as of December 31, 2003.

            (2)  Includes 4,273 shares owned by Mrs. Moran’s husband.

Name, Position(s) of Beneficial Owner or Director	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Outstanding

Cecil R. Adkins, Director	4,624 (2)	0.79%
Norma J. Christen, Director	22,295	3.80%
Mark S. Derkin, Director	279	0.05%
Donald P. Gerke, Director	4,241 (7)	0.72%
David G. Marsh, Director	965 (6)	0.16%
Edmund J. Miller, Director	7,080 (8)	1.21%
Joseph R. Hirzel, Director, Secretary	3,276 (3)	0.56%
Rolland I. Huss, Director	29,307 (4)	4.99%
Marion Layman, Chairman, Director	14,817 (5)	2.53%
Victor J. Proffitt, CEO, President, Director	1,000	0.17%
Tom Funk, Vice President, Chief Financial Officer	0	--

All Directors and Executive Officers as a Group (11 Persons)	87,884	14.98%

          (1)     All shares are held of record with sole voting and investment power unless otherwise indicated.  Beneficial

                    Ownership numbers are as of December 31, 2003.

          (2)     Includes 4,100 shares jointly owned by Mr. Adkins’ wife.

          (3)     Includes 186 shares owned by Mr. Hirzel’s wife.

          (4)     Includes 609 shares owned by Mr. Huss’s wife and 99 shares owned jointly with two grandchildren.

          (5)     Includes 9,329 shares owned by the Marion Layman Trust and 5,388 shares owned by the Naomi Layman Trust.

          (6)     Owned jointly with Mr. Marsh’s wife.

          (7)     Includes 4,019 shares owned by The Gerke Family Trust.

          (8)     Includes 652 owned jointly with two children, 1,265 owned jointly with wife and 394 owned by Mr. Miller’s wife.

PROPOSAL – ELECTION OF DIRECTORS

The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  At each annual meeting of shareholders, Directors chosen to succeed those whose terms have then expired are elected for a term of office expiring at the third succeeding annual meeting of the shareholders after their election.  The Company currently has ten Directors, three Class I directors with terms expiring in 2005, three Class II directors with terms expiring in 2006 and four Class III directors with terms expiring in 2004.  Although the Board of Directors has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur the proxy holders will vote for such other person or persons as may be designated by the board.

The terms of office of Joseph R. Hirzel, Rolland I. Huss, Marion Layman and Victor J. Proffitt, the four Directors in Class III, will expire at the 2004 annual meeting of shareholders upon the election and qualification of their successors.  Mr. Hirzel, Mr. Huss, Mr. Layman and Mr. Proffitt have all been nominated by the Board of Directors to serve additional three year terms.  Under Section 1.12 of the Company’s Regulations, shareholders desiring to nominate a candidate for election as Directors must deliver a written statement to the Board of Directors setting fourth the candidate’s name, qualification and background not less than 60 days prior to the meeting in question.  No additional nominations have been received for the 2004 annual meeting.

CLASS III NOMINEES FOR THE TERM ENDING IN 2007:

Name	Age	Director Since	Term to Expire	Principal Occupation for the Last Five Years

Joseph R. Hirzel	66	1989	2007	Mr. Hirzel has served on the Board of Directors of the Bank since 1989 and the Company since 1993. He is the Corporate Secretary of the Hirzel Canning Company and serves as Secretary of the Company.

Rolland I. Huss	74	1977	2007	Mr. Huss has served on the Board of Directors of the Bank since 1977 and the Company since 1993. Mr. Huss is a farm owner and operator and serves as Chairman of the Bank.

Marion Layman	78	1962	2007	Mr. Layman has served on the Board of Directors of the Bank since 1962 and the Company since 1993. Mr. Layman is Chairman Emeritus of The Exchange Bank and Chairman of the Company.

Victor J. Proffitt	57	2004	2007

Mr. Proffitt was employed by Fifth Third Bank since 1968, most recently as a Senior Vice President, until his retirement at the end of 2000.  He served as Director of Development for the Salvation Army until the end of 2003.

The Board of Directors recommends that shareholders vote FOR the election of the nominees.

In the election of directors, shareholders do not have cumulative voting rights.  Without cumulative voting, the total number of votes that may be cast for any nominee may not exceed the number of shares that the shareholder is authorized to vote at the meeting.  The persons receiving the greatest number of votes will be elected as Directors.

Only votes in favor of a candidate are counted for such purpose, without any reduction for votes withheld from or cast against the particular candidate.

DIRECTORS AND EXECUTIVE OFFICERS

To the Company’s knowledge, no director, officer or affiliate of the Company, owner of record or beneficially of more than 5% of the Company’s common stock, or any associate of any such director, officer, affiliate of the Company or security holder, is an adverse party to the Company or any of its subsidiaries or has a material interest that is adverse to the Company or its subsidiary.

The following table sets forth information concerning the directors of the Company and the executive officers of the Company.  Included in the table is information regarding each person’s principal occupation or employment during the past five years.

Name	Age	Director Since	Term to Expire	Principal Occupation for the Last Five Years

Cecil R. Adkins	75	1989	2006	Mr. Adkins has served on the Board of Directors of the Bank since 1989 and the Company since 1993. He is owner of mobile home parks and is a developer.

Norma J. Christen	74	1996	2006	Mrs. Christen has served on the Board of Directors of the Company since 1996. She is a retired registered nurse and has owned and operated a restaurant since 1983.

Mark S. Derkin	55	1994	2006

Mr. Derkin has served on the Board of Directors of  the Bank since 1994 and the Company since 2001.  Mr. Derkin is president and chief executive officer of Derkin & Wise, a Specialized Industrial Distributor.

Donald P. Gerke	61	1994	2005

Mr. Gerke has served on the Board of Directors of the Bank since 1994 and the Company since 1995.  He is an educator, having taught high school mathematics and has been an adjunct college instructor at Bowling Green State University and Bluffton College.

Joseph R. Hirzel	66	1989	2004	Mr. Hirzel has served on the Board of Directors of the Bank since 1989 and the Company since 1993. He is the Corporate Secretary of the Hirzel Canning Company and serves as Secretary of the Company.

Rolland I. Huss	74	1977	2004	Mr. Huss has served on the Board of Directors of the Bank since 1977 and the Company since 1993. Mr. Huss is a farm owner and operator and serves as Chairman of the Bank.

Marion Layman	78	1962	2004	Mr. Layman has served on the Board of Directors of the Bank since 1962 and the Company since 1993. Mr. Layman is Chairman Emeritus of The Exchange Bank and Chairman of the Company.

David G. Marsh	46	1993	2005	Mr. Marsh has served on the Board of Directors of the Bank since 1993 and the Company since 1994. Mr. Marsh is president of Brossia-Marsh Funeral Home, Inc.

Edmund J. Miller	61	1995	2005	Mr. Miller has served on the Board of Directors of the Company since 1995 and the Bank since 1996. He is a television engineer with Cosmos Broadcasting, WTOL television.

Victor J. Proffitt	57	2004	2004

Mr. Proffitt was employed by Fifth Third Bank since 1968, most recently as a Senior Vice President, until his retirement at the end of 2000.  He served as Director of Development for the Salvation Army until the end of 2003.

Thomas E. Funk	49	N/A	N/A	Mr. Funk has served as the Vice President, Treasurer and CFO of the Company since March 1, 2002. Prior to March 1, 2002, Mr. Funk was Assistant V.P./Finance for Sky Financial Group, Inc.

No family relationships exist between the Company’s Directors, nominees and executive officers.  There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has engaged and intends to continue to engage in the lending of money through The Exchange Bank (the “Bank”), its wholly-owned subsidiary, to various directors and officers of the Company.  These loans to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or other unfavorable features.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors of the Company met 12 times during the year ended December 31, 2003.  The Company has an Executive Committee which in 2003 consisted of Messrs.  Adkins, Derkin, Hirzel, Layman, Marsh and Robb.  Under Ohio law, the Committee has the powers to act between meetings of the Board on virtually all matters that the Board could act upon.  The Executive Committee met five (5) times during 2003.  The Company’s Regulatory Compliance Committee, formed in August 2002, met one (1) time in 2003 and consisted of Messrs. Adkins, Derkin, Hirzel, Layman, Marsh and Robb.

While he or she was serving as a director, each director attended more than 75% of the aggregate of (1) the total number of meetings of the board and (2) the total number of meetings held by all committees of the board on which he or she served in 2003.  All directors attended the 2003 Annual Meeting of Shareholders.

Audit Committee.  The Audit Committee met 14 times to review the previous fiscal year, the scope of the audit and internal accounting procedures and controls.  Members of the Audit Committee are Messrs. Derkin, Gerke, Marsh and Miller.  The Company’s board adopted an amended written charter for the Audit Committee on February 17, 2004, a copy of which is attached to this Proxy Statement as Appendix A.  The Board of Directors has determined that Mark S. Derkin is an audit committee financial expert as defined by the SEC rules and regulations.

Audit Committee Independence.  All members of the Audit Committee are independent directors.  None of the Directors, Messrs. Derkin, Gerke, Marsh or Miller have a relationship with the Company or the Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director.  None of them are or have for the past three years been employees of the Company or the Bank, and none of their immediate family members are or have for the past three years been executive officers of the Company or the Bank.

Audit Committee Report.  The Audit Committee of the Board of Directors of the Company is composed of four independent directors.  The responsibilities of the Audit Committee are set for the in the charter of the Audit Committee.  The Audit Committee, among other matters, is responsible for the annual appointment and supervision of the independent public accountants, and reviews the arrangements for and the results of the auditors’ examination of the Company’s books and records and auditors’ compensation.  The Audit Committee reviews the Company’s accounting policies, internal control procedures and systems and compliance activities.  The Audit Committee also reviews the charter of the Audit Committee.

The Audit Committee has reviewed and discussed the audited 2003 consolidated financial statements with management and Clifton Gunderson LLP, the Company's Independent Public Accountants.  The Audit Committee has also reviewed and discussed with Clifton Gunderson LLP, the matters required to be discussed by SAS 61, as may be modified or supplemented, as well as the quality of the Company's accounting policies.

The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussion with Audit Committee), as may be modified or supplemented, and, as required, has discussed with Clifton Gunderson LLP its independence.

Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

Submitted by the Audit Committee,

Mark S. Derkin, Chairperson

David G. Marsh

Donald P. Gerke

Edmund J. Miller

Director Nominations.  Neither the Company nor the Bank has a designated nominating committee.  Decisions concerning nominees for the Board of Directors are made by the entire Board with all director nominees approved by at least a majority of the independent members of the Board of Directors.  Historically, the Board of Directors has not considered a nominating committee necessary in that there have been few vacancies on the Company’s Board and vacancies have been filled through discussions involving the entire Board of Directors.  The Board has not adopted a policy with respect to minimum qualifications for board members.  However, in making its nominations, the Board of Directors considers, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

Historically, the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board’s contacts are not sufficient to identify an appropriate candidate.

The Company has not received director candidate recommendations from its shareholders and, as such, does not have a formal policy regarding consideration of such recommendations.  However, any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by Board members are evaluated. The Company does not intend to treat shareholder recommendations in any manner different from other recommendations.  Shareholders may send director nomination recommendations to Victor J. Proffitt at 237 Main Street, Box 177, Luckey, Ohio  43443.

Neither the Company nor the Bank has a designated compensation committee.  Decisions concerning director and executive compensation are made by the Board of Directors of the Company.

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SHAREHOLDER COMMUNICATION WITH BOARD MEMBERS

Contact information for the Company is maintained on The Exchange Bank’s website under the heading “Holding Company.”  By following the Holding company link, a shareholder will be given access to the Company’s telephone number and mailing address, and list of the Company’s directors and officers.  Communications sent to the officers and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the shareholder communication.  In addition, communications received via telephone for the Board of Directors are forwarded to the Board by an officer of the Company.  In addition, shareholders may send communications to the Board or any of its members by sending such communications to the Company, c/o Secretary at 237 Main Street, Box 177, Luckey, Ohio  43443.

INDEPENDENT PUBLIC ACCOUNTANTS

During fiscal year 2003, the Audit Committee determined to make a change in the Company's principal accountant.  As of June 9, 2003, the Company's engagement of Dixon, Francis, Davis & Company terminated.  On July 16, 2003, the Audit Committee engaged Clifton Gunderson LLP as the principal accountant of the Company to audit the Company's 2003 consolidated financial statements.

Audit Fees

The aggregate fees billed by Clifton Gunderson LLP for professional services rendered for the audit of the Company’s consolidated financial statements and the review of the financial statements included in the Company’s Form 10-KSB and the Forms 10-QSB were $46,500 for fiscal year 2003 and were $0 for fiscal year 2002.

The aggregate fees billed by Dixon, Francis, Davis & Company for professional services rendered for the audit of the Company’s consolidated financial statements and the review of the financial statements included in the Company’s Form 10-KSB and the Forms 10-QSB were $2,420 for fiscal year 2003 and were $44,442 for fiscal year 2002.

Audit-Related Fees

There were no "Audit-Related Fees" billed by Clifton Gunderson LLP for fiscal year 2003 or fiscal year 2002.

The aggregate fees billed by Dixon, Francis, Davis & Company for assurance and related services that are reasonably related to the performance of the audit of the Company’s consolidated financial statements and not reported under “Audit Fees” were $4,709 for fiscal year 2003 for internal audit, and were $0 for fiscal year 2002.

Tax Fees

There were no "Tax Fees" billed by Clifton Gunderson LLP for fiscal year 2003 or fiscal year 2002.

The aggregate fees billed by Dixon, Francis, Davis & Company for professional services rendered for tax compliance, tax advice and tax planning were $1,965 for fiscal year 2003 and were $8,900 for fiscal year 2002, covering federal income tax return, quarterly estimated tax payments, state franchise taxes and state personal property taxes.

All Other Fees

The aggregate fees billed by Clifton Gunderson LLP for all other services not included in “Audit Fees”, “Audit-Related Fees” or “Tax Fees” were $2,975 for fiscal year 2003, for a review of the interest rate risk analysis model and were $0 for fiscal year 2002.

The aggregate fees billed by Dixon, Francis, Davis & Company for all other services not included in “Audit Fees”, “Audit-Related Fees” or “Tax Fees” were $10,800 for fiscal year 2003 for loan compliance and were $27,341 for fiscal year 2002 to cover strategic planning, special investigatory services and other professional services.

As required by the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the approval of all audit and permitted non-audit services performed by the independent public accountants for the Company.  The Audit Committee pre-approved 100% of the audit and permitted non-audit services performed by Clifton Gunderson LLP and Dixon, Francis, Davis & Company for fiscal year 2003.  The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by Clifton Gunderson LLP and Dixon, Francis, Davis & Company to the Company is compatible with maintaining their independence.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

Each director of the Company receives $250.00 per Board of Director meeting attended.  Each director of the Company also serves as a member of the Board of Directors of the Bank and receives $250.00 per meeting attended.  Each non-employee director of the Bank receives $250.00 for each regular meeting attended and $250.00 for each special meeting attended.

Executive Compensation

The following table summarizes, for the fiscal years indicated, all annual compensation earned by or granted to the Chief Executive Officer and the most highly compensated executive officers whose salary exceeds $100,000, for all services rendered to the company in all capacities.  For fiscal year 2003, no other officer of the Company or the Bank received compensation in excess of $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus($)	Other($)(1)	Restricted Stock Awards	Securities Underlying Options/SARs	LTIP Payouts	All Other Compensation($)
Jeffery A. Robb(2) President and Chief Executive Officer	2003 2002	111,875 32,125	4,000 0	15,065(2) 5,025(2)	N/A N/A	N/A	N/A	N/A

   (1)  Other annual compensation consists of amounts representing the allocation to each named executive under the 401(k) Deferred Compensation Plan, Director/Committee fees, and other employee benefits.

   (2)  Mr. Robb served the Company as President and Chief Executive Officer from July, 2002 until December 31, 2003.  Other compensation includes $13,500 directors’ fees.

EMPLOYMENT AGREEMENTS

In December, 2002, the Bank entered into change in control agreements with four officers, Mr. Funk (Vice President and CFO), Mr. Bailey (Vice President), Mr. Moore (Vice President) and Ms. Biniker (Vice President).  The Board of Directors determined that change in control agreements were appropriate in order to insure the continuity of management and to encourage the attention and dedication of officers without distraction should the Bank be faced with a change in control situation.  At this time, neither the Company nor the Bank contemplates or knows of any such situation.

The four agreements are substantially similar and provide for benefits to the officers in the event of a change in control of the Bank.  A "change in control" is defined as (i) the consolidation, merger or other business combination of the Bank whereby the Bank is not the survivor, (ii) the transfer of all or substantially all of the assets of the Bank to a third party, or (iii) the purchase by a third party of fifty percent (50%) or more of the outstanding voting shares of the Bank.

In the event of the involuntary termination of the officer within 120 days before or one year after a change in control, the officer would receive a lump sum payment equal to 2.99 times the officer's annual salary as of the effective date of the change in control.

The change in control agreements terminate upon the earlier of (i) the date on which the change in control payment is made or (ii) the date on which the officer's employment with the Bank comes to an end for any reason other than in connection with a change in control.

Other than the four noted above, there are no officers of the Company or the Bank who are covered under any employment agreement.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s officers and Directors and persons who own 10% or more of the Company’s common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission.  Officers, Directors and 10% or greater shareholders are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.  The same requirements applied to Officers, Directors and 10% shareholders of the Bank prior to the holding company reorganization on January 3, 1994, except that such Form 3, 4 and 5 reports were previously filed with the Board of governors of the Federal Reserve System.  All such forms were filed in a timely manner as required except for one Form 4 of Donald P. Gerke, which was not filed in a timely manner.

OTHER BUSINESS

The Board of Directors is not aware of any business to come before the Annual Meeting of the shareholders other than that described in the above Proxy Statement and Notice of Annual Meeting of Shareholders.  However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

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SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2005 ANNUAL MEETING

The Board of Directors requests that any shareholder proposals intended for presentation at the 2005 Annual Meeting be submitted to Victor J. Proffitt, President and Chief Executive Officer, in writing no later than December 10, 2004 for consideration for inclusion in the Company’s proxy materials for such meeting.

AVAILABILITY OF FORM 10-KSB

Upon written request of any shareholder of record of the Company, the Company will furnish without charge a copy of its Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for its year ended December 31, 2003.  All requests must be in writing and addressed to:

Joseph R. Hirzel, Secretary, Exchange Bancshares, Inc., P.O. Box 177, Luckey, Ohio  43443.

By order of the Board of Directors,

Victor J. Proffitt

President and Chief Executive Officer

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APPENDIX A

EXCHANGE BANCSHARES, INC.

Audit Committee Charter

The Audit Committee (“Committee”) of the Board of Directors (“Board”) of Exchange Bancshares, Inc. (“Company”), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of at least three directors as determined by the Board.  The members of the Committee will meet the independence and experience requirements of applicable NASD and Securities and Exchange Commission (“SEC”) rules and regulations.  Each member shall be able to read and understand fundamental financial statements at the time of his or her appointment, in accordance with Nasdaq National Market Audit Committee requirements.  At least one member of the Audit Committee shall be designated an “audit committee financial expert” as defined by and in accordance with the rules and regulations of the SEC.  The members of the Committee will be elected annually at the organizational meeting of the full Board and will be listed in the annual report to shareholders.  One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board.  Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the financial statements and other financial information to be provided to shareholders and the SEC; (ii) compliance with legal and regulatory requirements; (iii) the system of internal controls that management has established; (iv) the external audit process; and (v) the auditing, accounting, and financial reporting process generally.  In addition, the Committee provides an avenue for communication between the independent auditor, financial management and the Board.  The Committee should have a clear understanding with the independent auditor that they must maintain an open and transparent relationship with the Committee.  The Committee is directly responsible for the appointment, compensation and oversight of the independent auditor engaged to prepare or issue an audit report on the financial statements of the Company.  The independent auditor shall report directly to the Committee.  The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  This is the responsibility of management and the independent auditor.

AUTHORITY

The Committee has the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company.  The Committee has the authority to retain and determine the funding for external professionals, including independent counsel and auditor, to render advice and counsel and assist in any investigation and performance of its functions at the Company’s expense.  The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a Committee meeting or to meet with any members of or advisors to the Committee.  All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary.  Content of the agenda for each meeting should be cleared by the Committee Chair.  The Committee is to meet periodically in separate executive sessions with the management, the internal auditors and the independent auditors.

ATTENDANCE

Committee members will strive to be present at all meetings.  As necessary or desirable, the Committee Chair may request that members of management, employees of the Company or representatives of the Company’s outside counsel or independent auditor be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1.

Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.  This should be done in compliance with applicable NASD Audit Committee Requirements.

2.

Approve the selection, retention (subject to approval by the Company’s shareholders) or termination of the Company’s independent auditor.

3.

Pre-approve all audit and permitted non-audit services to be performed by the independent auditor and establish policies and procedures for the engagement of the independent auditor to provide the permitted non-audit services, with exceptions provided for de minimis amounts under certain circumstances in accordance with the rules and regulations of the SEC and NASD.

4.

Receive and review a report by the independent auditor describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. [Optional; currently a proposed requirement by NYSE, not Nasdaq.]

5.

Review and discuss with the Company’s management and independent auditor the Company’s:  (a) the adequacy and effectiveness of the company’s internal control over financial reporting, including any significant deficiencies and significant changes in internal control over financial reporting reported to the Committee by the independent auditor or management; (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the Company’s disclosure controls and procedures, and management reports thereon.

6.

Review with the Company’s management and independent auditor significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements.  Discuss with the independent auditor their judgments about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

7.

Review the scope and general extent of the independent auditor’s annual audit.  The Committee’s review should include an explanation from the independent auditor of the factors considered by the auditor in determining the audit scope, including the major risk factors.  The independent auditor should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures.  The Committee will determine and approve the fee arrangement with the independent auditor.

8.

Inquire as to the independence of the independent auditor, including whether the provision by the independent auditor of permitted non-audit services is compatible with independence, and obtain from the independent auditor, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

9.

Have a predetermined arrangement with the independent auditor that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to filing Forms 10-Q.

10.

Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices proposed by management.

11.

At the completion of the annual audit, review with management and the independent auditor the following:

•

The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to shareholders and on Form 10-K, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•

Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

•

Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit.  Inquire about the cooperation received by the independent auditor during their audit, including access to all requested records, data and information.  Inquire of the independent auditor whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

•

Other communications as required to be communicated by the independent auditor by Statement of Auditing Standards (SAS) 61, as amended, relating to the conduct of the audit.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

12.

After preparation by management and review by the independent auditor, approve the report required under SEC rules to be included in the Company’s annual proxy statement.  The charter is to be published as an appendix to the proxy statement every three years.

13.

Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.  [Optional; currently a proposed requirement by NYSE, not Nasdaq.]

14.

Discuss with the independent auditor the quality of the Company’s financial and accounting personnel.  Also, elicit the comments of management regarding the responsiveness of the independent auditor to the Company’s needs.

15.

Meet with management and the independent auditor to discuss any recommendations that the independent auditor may have, particularly those characterized as ‘material’ or ‘serious’.  Typically, such recommendations will be presented by the independent auditor in the form of a Letter of Comments and Recommendations to the Committee.  The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

16.

Review and pre-approve related-party transactions in accordance the rules and regulations of the NASD.

17.

Establish procedures for receipt, retention and treatment of complaints received by the Company regarding the Company’s accounting, internal controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18.

Establish policies for the hiring of employees and former employees of the independent auditor. [Optional; currently a proposed requirement by NYSE, not Nasdaq.]

19.

Obtain from the independent auditor assurance that they will inform Company management concerning any information indicating that an illegal act has or may have occurred that could have a material effect on the Company’s financial statements, and assure that such information has been conveyed to the Committee.

20.

Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements or on the Company’s contingent liabilities and risks.

21.

Discuss Company policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Company.  [Optional; currently a proposed requirement by NYSE, not Nasdaq.]

22.

As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NASD, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

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